UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2018
______________________
ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensation Arrangements of Certain Officers
On March 9, 2018, the Company increased the annual base salary of Ashish Masih, President and Chief Executive Officer, from $650,000 to $750,000.

In addition, on March 9, 2018, as part of its annual process, the Compensation Committee of the Board of Directors of the Company approved and granted (1) restricted stock unit awards (the “RSUs”), (2) performance stock unit awards that vest based on the Company’s achievement of annual adjusted earnings per share targets (“EPS PSUs”), and (3) performance stock unit awards that vest based on the Company’s relative total shareholder return performance over a three-year performance period (“TSR PSUs”), each pursuant to the Company’s 2017 Incentive Award Plan, to the following named executive officers of the Company in the following amounts:

	RSUs (#)	EPS PSUs (Target #)	TSR PSUs (Target #)
Ashish Masih, President and Chief Executive Officer	16,411	13,129	2,553
Jonathan Clark, Executive Vice President, Chief Financial Officer and Treasurer	10,393	8,315	1,617
Paul Grinberg, Group Executive, International and Corporate Development	9,299	7,439	1,446
Gregory L. Call, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	7,658	6,126	1,191

Subject to the recipient being continuously employed with the Company or any of its affiliates, the RSUs vest in equal annual installments over a three-year period.

Subject to the recipient being continuously employed with the Company or any of its affiliates, the EPS PSUs vest in three annual tranches on March 9 following the completion of the applicable performance year (2018, 2019 or 2020), based on the Company achieving annual adjusted earnings per share (“Adjusted EPS”) targets established by the Compensation Committee and communicated to the recipient at the beginning of the applicable performance year. If the applicable threshold Adjusted EPS goal is achieved, then at least 50% of the target number of EPS PSUs with respect to such year will vest, and if the applicable maximum goal is achieved or exceeded, then 200% of the target number of EPS PSUs with respect to such year will vest.

Subject to the recipient being continuously employed with the Company or any of its affiliates, the TSR PSUs will vest on March 9, 2021 based on the Company’s relative total shareholder return over a period from March 9, 2018 to December 31, 2021, as compared to a peer group consisting of other companies in the S&P SmallCap 600 Financial Sector Index as of the date of grant, with zero to 200% of the target number of TSR PSUs vesting depending on the Company’s relative total shareholder return percentile ranking within the peer group.  In addition, if the Company’s total shareholder return for the performance period is negative, the number of TSR PSUs that vests is capped at 100% of the target number of TSR PSUs regardless of the Company’s percentile ranking within the peer group.

If a change in control occurs and the TSR PSUs are not assumed, then the TSR PSUs will vest based on the actual achievement of pro-rated performance goals through the change in control. If the TSR PSUs are assumed, they will be earned based on the actual achievement of pro-rated performance goals through the change in control, and will remain outstanding to vest on March 9, 2021 (subject to continued employment). EPS PSUs are subject to the same treatment, except that, with respect to any performance period that has not yet been completed as of the change in control, the target number of EPS PSUs will performance-vest, and will remain outstanding to vest on the March 9 on which the EPS PSU otherwise would have vested.

If the executive’s employment is terminated due to his death or disability, the target number of PSUs (or, if after a change in control, the PSUs that remain outstanding) will vest.

For executives who participate in our Executive Separation Plan, the terms of that plan govern the vesting and forfeiture of the EPS PSUs and TSR PSUs upon a termination of employment. In addition, the award agreement clarifies that if such termination is without cause or for good reason, in either case, within 180 days prior to or two years after a change in control, then (1) if prior to a change in control, the award will remain outstanding and eligible to vest upon a change in control as described above (assuming the award is not assumed), and (2) if subsequent to a change in control, the PSUs that remain outstanding will vest.

If Mr. Grinberg’s employment is terminated without cause and a change in control does not occur, then the terms of his employment letter agreement will govern the vesting and forfeiture of his EPS PSUs and TSR PSUs. If his employment is terminated without cause or for good reason on or within 12 months after a change in control, then the PSUs that remain outstanding will vest.

Copies of the forms of the EPS PSU award agreements are attached as Exhibit 10.1, for recipients who are participants in the Executive Separation Plan, and Exhibit 10.2, for Mr. Grinberg, and are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such documents.

Copies of the forms of the TSR PSU award agreements are attached as Exhibit 10.3, for recipients who are participants in the Executive Separation Plan, and Exhibit 10.4, for Mr. Grinberg, and are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such documents.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1+	Form of Performance Stock Unit Grant Notice and Award Agreement (EPS) under the Encore Capital Group, Inc. 2017 Incentive Award Plan (Executive Separation Plan Participant)
10.2+	Form of Performance Stock Unit Grant Notice and Award Agreement (EPS) under the Encore Capital Group, Inc. 2017 Incentive Award Plan
10.3+	Form of Performance Stock Unit Grant Notice and Award Agreement (TSR) under the Encore Capital Group, Inc. 2017 Incentive Award Plan (Executive Separation Plan Participant)
10.4+	Form of Performance Stock Unit Grant Notice and Award Agreement (TSR) under the Encore Capital Group, Inc. 2017 Incentive Award Plan

+ Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: March 14, 2018	/s/ Greg Call
Greg Call
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1+	Form of Performance Stock Unit Grant Notice and Award Agreement (EPS) under the Encore Capital Group, Inc. 2017 Incentive Award Plan (Executive Separation Plan Participant)
10.2+	Form of Performance Stock Unit Grant Notice and Award Agreement (EPS) under the Encore Capital Group, Inc. 2017 Incentive Award Plan
10.3+	Form of Performance Stock Unit Grant Notice and Award Agreement (TSR) under the Encore Capital Group, Inc. 2017 Incentive Award Plan (Executive Separation Plan Participant)
10.4+	Form of Performance Stock Unit Grant Notice and Award Agreement (TSR) under the Encore Capital Group, Inc. 2017 Incentive Award Plan

+ Management contract or compensatory plan or arrangement.